Exhibit 99.1

RSC Holdings Announces Conditional Redemption of Notes

SCOTTSDALE, Ariz., — March 28, 2012 — RSC Holdings Inc. (NYSE: RRR) (“RSC Holdings”) announced today that it delivered a notice of redemption, subject to the satisfaction of certain conditions precedent set forth below, for all its outstanding 9.5% Senior Notes due 2014 (CUSIP Numbers 76010RAA6/U76032AA6/76010RAC2) (“2014 Notes”) and for all its outstanding 10% Senior Secured Notes due 2017 (CUSIP Numbers 78108AAA2, U74978AA2) ( “2017 Notes”) each, issued by RSC Equipment Rental, Inc. (the “Company”) and RSC Holdings III, LLC ( the “Co-Issuer” and together with the Company, the “Issuers”). A notice of redemption (the “2014 Redemption Notice”) pursuant to the terms of the indenture governing the 2014 Notes (the “2014 Indenture”) and a notice of redemption (the “2017 Redemption Notice”) pursuant to the terms of the indenture governing the 2017 Notes (the “2017 Indenture”), are being distributed by Wells Fargo Bank, National Association, the trustee under the 2014 Indenture and the 2017 Indenture. The 2014 Redemption Notice issued today stated that the redemption date is to be no earlier than April 30, 2012, or such later date as when the conditions precedent are satisfied (the “2014 Redemption Date”), and the redemption price is 102.375% of the principal amount of the notes redeemed, plus accrued and unpaid interest to the 2014 Redemption Date. The 2017 Redemption Notice issued today stated that the redemption date is to be no earlier than April 30, 2012, or such later date as when the conditions precedent are satisfied (the “2017 Redemption Date”), and the redemption price is 100% of the principal amount of the notes redeemed, plus accrued and unpaid interest to the 2017 Redemption Date, plus an applicable premium, as calculated in the 2017 Redemption Notice, as of the 2017 Redemption Date. In each case, the redemption may not occur and the applicable redemption notice may be rescinded if the applicable conditions precedent are not satisfied. Each of the 2014 Redemption Notice and the 2017 Redemption Notice provides that payment of the applicable Redemption Price and performance of the Issuers’ obligations with respect to the applicable redemption may be performed by UR Merger Sub Corporation (“UR Merger Sub”), a wholly owned subsidiary of United Rentals, Inc.

The conditions precedent are: (i) the merger of RSC Holdings, the indirect parent of the Issuers, with and into United Rentals, Inc., pursuant to the Agreement and Plan of Merger, dated as of December 15, 2011, between RSC Holdings Inc. and United Rentals Inc., as amended from time to time (the “Merger Agreement”); (ii) the merger of the Company with and into the Co-Issuer; (iii) the merger of the Co-Issuer with and into UR Merger Sub pursuant to and in accordance with the Merger Agreement; (iv) the assumption by UR Merger Sub of the rights and obligations of the Company and Co-Issuer under the applicable indenture; (v) the release from escrow of the proceeds of the issuance of notes (the “Merger Financing Notes”) by an affiliate of UR Merger Sub in an aggregate principal amount of $2.728 billion (or such other amount as may be determined by UR Merger Sub in its sole and absolute discretion) and the assumption by UR Merger Sub of the obligations under the Merger Financing Notes; and (vi) all other transactions relating to the foregoing. Questions regarding this redemption should be directed to Wells Fargo Bank, National Association, by telephone at 1 (800) 344-5128 or by facsimile at (212) 515- 1589.

This announcement does not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities in any jurisdiction. The securities mentioned have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United Stated absent registration or an applicable exemption from registration requirements.

About RSC Holdings

RSC Holdings Inc. (NYSE: RRR), based in Scottsdale, Arizona, is the holding company for the operating entity RSC Equipment Rental, Inc. (“RSC”), which is a premier provider of rental equipment in North America, servicing the industrial, maintenance and non-residential construction markets with $2.7 billion of equipment at original cost. RSC offers superior equipment availability, reliability and 24x7 service to customers through an integrated network of 440 branch locations across 43 states in the United States and three provinces in Western Canada. Customer solutions to improve efficiency and reduce cost include the proprietary Total Control® rental management software, Mobile Tool Rooms™ and on-site rental locations. With over 4,700 employees committed to safety and sustainability, RSC delivers the best value and industry leading customer service. All information is as of December 31, 2011. Additional information about RSC is available at www.RSCrental.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals and RSC Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals and RSC Holdings. Neither United Rentals nor RSC Holdings gives any assurance that either United Rentals or RSC Holdings will achieve its expectations and neither United Rentals nor RSC Holdings assumes any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. All forward-looking statements included in this document are based upon information available to United Rentals and RSC Holdings on the date hereof, and neither United Rentals nor RSC Holdings assumes any obligation to update or revise any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to purchase shares of RSC Holdings common stock are made pursuant to a registration statement and joint proxy statement/prospectus forming a part thereof filed with the SEC. The registration statement and joint proxy statement/prospectus was filed with the SEC by United Rentals on January 17, 2012, and has been subsequently amended and was declared effective on March 23, 2012. The proxy statement of RSC Holdings was filed with the SEC by RSC Holdings on March 23, 2012. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS THAT HAS BEEN DECLARED EFFECTIVE AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the definitive version of the joint proxy statement/prospectus (when available), as well as other filings containing information about United Rentals and RSC Holdings, at the SEC’s website at http://www.sec.gov. You will also be able to obtain these documents, free of charge by directing a request by mail or telephone to RSC Holdings Inc., Attn: Investor Relations, 6929 East Greenway Parkway, Suite 200, Scottsdale, AZ 85254, telephone: (480) 281-6956, or from our website, www.RSCrentals.com.

Contacts

RSC Holdings Inc.

Scott Huckins, 480-281-6956

VP - Treasurer

Scott.Huckins@RSCRental.com